Exhibit 10.13

LEASE MODIFICATION AGREEMENT

THIS LEASE MODIFICATION AGREEMENT is to be attached to and form a part of a certain Lease (which together with any amendments, modifications, and extensions thereof is hereinafter called "Lease") made the 22nd day of May 2019, between 3090 S Hwy 14, LLC, as Landlord, and Goldleaf Distribution, LLC, as Tenant, covering the premises known as 3092 South Hwy 14, Greer, South Carolina, consisting of 15,000 square foot within a 30,000 square foot building and all appurtenances thereon (hereinafter called the "Leased Premises").

WITNESSETH THAT the Lease is hereby modified and expanded to include the entire 30,000 square feet. This modification and extension shall be upon all the terms, conditions, covenants and agreements contained in the original Lease (referenced above), with any exceptions noted below:

Paragraph 1.03 of the Lease shall be deleted and reinserted to read as follows:

1.03 Base Rent. Beginning on May 1, 2020 and continuing through the Renewal Term of this Lease agreement, Lessee shall pay the Lessor without notice, demand, reduction, abatement, set off or any defense, before the first day of each month in accordance with the Rent Schedule attached hereto as Exhibit C and incorporated herein by reference.

IN WITNESS WHEREOF, the parties hereto have signed and sealed this extension agreement this 21 day of April, 2020.

ATTEST:	LANDLORD: 3090 S Hwy 14, LLC

	By:	/s/ Hunter Garrett

	Print Name:	Hunter Garrett

	Its:	Member

	Date of Execution:	4/21/2020 │12:38 PM EDT

ATTEST:	TENANT:	Goldleaf Distribution, LLC

	By:	/s/ Robert Clark

	Print Name:	Robert Clark

	Its:	CEO

	Date of Execution:	4/21/20

Exhibit C

Rent Schedule

Base Rent Year 1:

Year	Monthly	Annual
1	$10,200.00	$122,400.00

Additional Rent:

	Per SF	Monthly	Annual
Taxes	$0.64	$1,600.00	$19,200.00
Insurance	$0.21	$525.00	$6,300.00
Operating Expenses	$0.36	$900.00	$10,800.00
Total	$1.21	$3,025.00	$36,300.00

Total Rent Year 1:

	Monthly	Annual
Base Rent	$10,200.00	$122,400.00
Additional Rent	$3,025.00	$36,300.00
Total Rent Year 1	$13,225.00	$158,700.00

2